Exhibit 99.1

RenaissanceRe Announces $500 Million Public Offering of Depositary Shares Representing 4.20% Series G Preference Shares

Pembroke, Bermuda, July 7, 2021 – RenaissanceRe Holdings Ltd. (NYSE: RNR) (the “Company” or “RenaissanceRe”) announced today it has agreed to sell in an underwritten public offering 20,000,000 Depositary Shares, each of which represents a 1/1,000th interest in a share of its 4.20% Series G Preference Shares, $1.00 par value and $25,000 liquidation preference per share (equivalent to $25 per Depositary Share). The public offering price is $25 per Depositary Share for an aggregate public offering price of $500,000,000. RenaissanceRe currently expects to consummate the sale to the underwriters on July 12, 2021, subject to customary closing conditions. RenaissanceRe anticipates using the net proceeds from the offering to redeem all of its outstanding 5.375% Series E Preference Shares and any additional net proceeds will be used for general corporate purposes. In the event a catastrophic or other significant event occurs prior to the redemption of the 5.375% Series E Preference Shares, RenaissanceRe may, depending on factors existing at such time, elect to apply such net proceeds to replenish its capital base in lieu of effectuating all of such redemption. RenaissanceRe intends to have the Depositary Shares listed on the New York Stock Exchange under the symbol “RNRPRG.”

Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and UBS Securities LLC are serving as joint book-running managers for the offering.

The Depositary Shares are being offered pursuant to an effective shelf registration statement that has been filed with the Securities and Exchange Commission (the “SEC”). This press release does not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offer, or solicitation to buy, if at all, will be made solely by means of a prospectus and related prospectus supplement filed with the SEC. You may obtain these documents without charge from the SEC at www.sec.gov. Alternatively, you may request copies of these materials from Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attn: WFS Customer Service, by calling toll-free: 1-800-645-3751 or by emailing: wfscustomerservice@wellsfargo.com; BofA Securities, Inc., NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attn: Prospectus Department or by emailing dg.prospectus_requests@bofa.com; Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, New York 10014, Attention: Prospectus Department; RBC Capital Markets, LLC, Brookfield Place, 200 Vesey Street, 8th Floor, New York, NY 10281, Attention: Investment Grade Syndicate Desk, by calling toll-free: 1-866-375-6829, or by emailing: rbcnyfixedincomeprospectus@rbccm.com; or UBS Securities LLC, Attention: Prospectus Department, 1285 Avenue of the Americas, New York, New York 10019, by calling toll-free at 1-888-827-7275.

This press release does not constitute a notice of redemption or an obligation to issue a notice of redemption.

About RenaissanceRe

RenaissanceRe is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this Press Release reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to numerous factors that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements, including the following: the uncertainty of the continuing and future impact of the COVID-19 pandemic, including measures taken in response thereto and the effect of legislative, regulatory and judicial influences on the Company’s financial performance and the Company’s ability to conduct its business; the frequency and severity of catastrophic and other events the Company covers; the effectiveness of the Company’s claims and claim expense reserving process; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the Company’s ability to maintain its financial strength ratings; the effect of emerging claims and coverage issues; collection on claimed retrocessional coverage, and new retrocessional reinsurance being available on acceptable terms and providing the coverage that the Company intended to obtain; the highly competitive nature of the Company’s industry, resulting in consolidation of competitors, customers and insurance and reinsurance brokers, and the Company’s reliance on a small and decreasing number of brokers for the preponderance of its revenue; the Company’s exposure to credit loss from counterparties in the normal course of business; the effect of continued challenging economic conditions throughout the world; the performance of the Company’s investment portfolio and financial market volatility; a contention by the U.S. Internal Revenue Service that Renaissance Reinsurance Ltd. or any of the Company’s other Bermuda subsidiaries is subject to taxation in the U.S.; the effects of U.S. tax reform legislation, Organisation for Economic Co-operation and Development or European Union (“EU”) measures and possible future tax reform legislation and regulations, including changes to the tax treatment of the Company’s shareholders or investors in its joint ventures or other entities the Company manages; the effect of cybersecurity risks, including technology breaches or failure, on the Company’s business; the Company’s ability to successfully implement its business strategies and initiatives, and the success of any of the Company’s strategic investments or acquisitions, including its ability to manage its operations as its product and geographical diversity increases; the Company’s ability to retain its key senior officers and to attract or retain the executives and employees necessary to manage its business; the Company’s ability to effectively manage capital on behalf of investors in joint ventures or other entities it manages; foreign currency exchange rate fluctuations; soft reinsurance underwriting market conditions; changes in the method for determining the London Inter-bank Offered Rate (“LIBOR”) and the replacement of LIBOR; losses the Company could face from terrorism, political unrest or war; the Company’s ability to determine any impairments taken on its investments; the effects of inflation; the ability of the Company’s ceding companies and delegated authority counterparties to accurately assess the risks they underwrite; the effect of operational risks, including system or human failures; the Company’s ability to raise capital if necessary; the Company’s ability to comply with covenants in its debt agreements; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda laws or regulations or as a result of increased global regulation of the insurance and reinsurance industries; the Company’s dependence on the ability of its operating subsidiaries to declare and pay dividends; aspects of the Company’s corporate structure that may discourage third-party takeovers and other transactions; difficulties investors may have in serving process or enforcing judgments against the Company in the U.S.; the cyclical nature of the reinsurance and insurance industries; adverse legislative developments that reduce the size of the private markets the Company serves or impede their future growth and other political, regulatory or industry initiatives adversely impacting the Company; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; international restrictions on the writing of reinsurance by foreign companies and government intervention in the natural catastrophe market; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the effect of the exit by the United Kingdom from the EU; and other factors affecting future results disclosed in RenaissanceRe’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

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Investor Contact:

RenaissanceRe Holdings Ltd.

Keith McCue

Senior Vice President, Finance & Investor Relations

441-239-4830

Media Contacts:

RenaissanceRe Holdings Ltd.

Keil Gunther

Senior Vice President, Head of Global Marketing & Client Communication

441-239-4932

Kekst CNC

Dawn Dover

212-521-4800